SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

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[X] Soliciting Material Pursuant to Section 240.14a-12

ABERDEEN AUSTRALIA EQUITY FUND, INC.

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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FOR IMMEDIATE RELEASE

For More Information Contact:

Aberdeen Asset Management

Investor Relations 800-522-5465

InvestorRelations@aberdeen-asset.com

ABERDEEN AUSTRALIA EQUITY FUND, INC. ANNOUNCES INTENTION TO
CONDUCT TENDER OFFER AND RESETTING OF RECORD DATE AND MEETING DATE FOR ANNUAL MEETING OF STOCKHOLDERS

(New York, February 19, 2003) - Aberdeen Australia Equity Fund, Inc. (AMEX: IAF / PSE: IAF), a closed-end equity fund, announced today, as part of its continuing efforts to increase stockholder value, its intention to conduct an in-kind tender offer to repurchase up to 40% of the Fund's outstanding shares at a price of 90% of the Fund's net asset value per share. The Board of Directors, after careful consideration and upon the recommendation of a special committee of the Board comprised of independent directors, determined that a tender offer structured in this manner would be in the best interests of all Fund stockholders. Since the tender offer is intended to be an in-kind repurchase, stockholders who participate in the tender offer will receive a pro-rata distribution of portfolio securities owned by the Fund upon tendering their shares. The Fund intends to submit a request for a private letter ruling from the United States Internal Revenue Service ("IRS") regarding the tax treatment of the in-kind tender offer. The Board of Directors contemplates that the tender offer will commence in June 2003, with the expectation the Fund may have received by that time the private letter ruling from the IRS. The Board of Directors may determine to proceed with the tender offer in the absence of the receipt of such IRS ruling, however.

The Fund's Board of Directors, through public filings with the Securities and Exchange Commission, is aware that one stockholder of the Fund owns 5% or more of the Fund's outstanding voting securities, and therefore would be unable, under the Investment Company Act of 1940, to participate in an in-kind tender offer without first obtaining exemptive relief from the Securities and Exchange Commission. The Fund anticipates that this stockholder will seek to obtain such exemptive relief. The Board of Directors will attempt to coordinate the timing of the tender offer to enable all stockholders to participate in the offer.

The Fund also announced that the Board of Directors had reset the meeting date for the 2003 Annual Meeting of Stockholders to April 15, 2003 and the record date for this meeting to March 1, 2003.

In connection with the above-described matter and its 2003 Annual Meeting of Stockholders, the Fund has filed a proxy statement and may file other materials with the Securities and Exchange Commission. Stockholders are urged to read the proxy statement and these other materials when they become available because they will contain important information. Stockholders may obtain a free copy of the proxy statement and these other materials when they become available and any other relevant documents filed with the Securities and Exchange Commission concerning the Fund at the Securities and Exchange Commission's web site at http://www.sec.gov. Stockholders may also obtain for free the proxy statement and other documents filed by the Fund with the Securities and Exchange Commission in connection with the above-described matters by directing a request to the Secretary of the Fund, addressed to the Secretary at the principal executive office of the Fund, Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102.

The Fund, its Directors and executive officers, and Georgeson Shareholder Communications, Inc., the Fund's proxy solicitor, may be deemed to be participants in the solicitation of proxies from the Fund's stockholders with respect to the above-described matters. Information regarding these Directors and executive officers and their ownership of the Fund's common stock, and the Fund's proxy solicitor, is set forth in the Fund's proxy statement for its 2003 Annual Meeting of Stockholders. Additional information regarding these Directors and executive officers, and proxy solicitor, and their interests is included in the proxy statement.

This press release may contain certain forward-looking statements regarding future circumstances. These forward-looking statements are based on the Fund's current expectations and assumptions and are subject to various risks and uncertainties that could cause actual results to differ materially from those contemplated in such forward-looking statements. Potential risks and uncertainties may include, but are not limited to, fluctuations in operating results, market conditions and foreign exchange rates, and other risks and uncertainties identified by the Fund from time to time in its filings with the Securities and Exchange Commission. Actual results, events, and performance may differ. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Fund undertakes no obligation to release publicly any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. The inclusion of any statement in this release does not constitute an admission by Aberdeen Australia Equity Fund, Inc. or any other person that the events or circumstances described in such statement are material.

Would you like to receive this information electronically? Contact InvestorRelations@aberdeen-asset.com.

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